Computational Materials for

RASC Series 2005-KS9 Trust

RASC 2005-KS9 $500MM – Collateral Characteristics (2-4 Units)

Summary Report

Principal Balance	$16,849,467
Number of Mortgage Loans	96

Average Current Principal Balance	$175,515

	Weighted Average	Minimum	Maximum
Original Loan-to-Value Ratio	77.91%	14.00%	100.00%
Mortgage Rate	7.69%	5.50%	11.13%
Net Mortgage Rate	7.24%	5.08%	10.70%
Note Margin	6.00%	3.48%	9.50%
Maximum Mortgage Rate	13.78%	11.79%	17.00%
Minimum Mortgage Rate	7.00%	5.25%	10.25%
Next Rate Adj. (mos)	25	6	37
Remaining Term to Maturity (mos)	358	180	360
Credit Score	620	490	720

Lien Position	% of Loan Group	Loan Purpose	% of Loan Group
1st Lien	100.00%	Equity Refinance	62.38%
	Purchase		28.56%
Occupancy	% of Loan Group	Rate/Term Refinance	9.06%
Primary Residence	80.58%
Non-Owner Occupied	19.42%	Property Type	% of Loan Group
	2-4 Units		100.00%

Documentation	% of Loan Group
Full Documentation	51.77%
Reduced Documentation	48.23%

Servicing	% of Loan Group
Homecomings	100.00%

Product Type	% of Loan Group
ARM	78.19%
Fixed	21.81%	Percent of Pool
	with Prepayment Penalty		45.92%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

1

Computational Materials for

RASC Series 2005-KS9 Trust

Credit Score Distribution of the 2-4 Units Loans

				Average	Weighted
		Current	% of Current	Current	Average
Range of	Number of	Principal	Principal	Principal	Original
Credit Scores	Loans	Balance	Balance	Balance	LTV
less than 499	3	$192,782	1.14	$64,261	495%
500 to 519	2	348,500	2.07	174,250	515
520 to 539	2	735,000	4.36	367,500	527
540 to 559	9	874,063	5.19	97,118	551
560 to 579	8	927,582	5.51	115,948	569
580 to 599	7	1,493,059	8.86	213,294	590
600 to 619	18	3,442,024	20.43	191,224	611
620 to 639	19	3,112,705	18.47	163,827	630
640 to 659	12	2,603,112	15.45	216,926	647
660 to 679	7	1,100,128	6.53	157,161	668
680 to 699	4	1,194,805	7.09	298,701	690
700 to 719	4	713,298	4.23	178,324	709
720 to 739	1	112,410	0.67	112,410	720
Total	96	$16,849,467	100.00	$175,515	620%

Original Mortgage Loan Principal Balances of the 2-4 Units Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Original Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Amount ($)	Loans	Balance	Balance	Balance	Score	LTV
100,000 or less	23	$1,596,953	9.48%	$69,433	581	73.50%
100,001 to 200,000	33	4,797,116	28.47	145,367	624	75.72
200,001 to 300,000	32	7,595,323	45.08	237,354	624	78.22
300,001 to 400,000	7	2,375,075	14.10	339,296	645	82.02
400,001 to 500,000	1	485,000	2.88	485,000	522	89.00
Total	96	$16,849,467	100.00%	$175,515	620	77.91%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

2

Computational Materials for

RASC Series 2005-KS9 Trust

Mortgage Rates of the 2-4 Units Loans

				Weighted	Weighted
		% of	Average	Average	Average
Original Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
5.500 to 5.999	3	$743,331	4.41%	$247,777	668	85.86%
6.000 to 6.499	5	1,421,448	8.44	284,290	608	85.36
6.500 to 6.999	10	1,968,402	11.68	196,840	641	67.63
7.000 to 7.499	16	3,351,715	19.89	209,482	638	78.75
7.500 to 7.999	20	4,086,728	24.25	204,336	626	80.67
8.000 to 8.499	15	2,080,404	12.35	138,694	623	75.97
8.500 to 8.999	12	1,738,807	10.32	144,901	590	76.69
9.000 to 9.499	4	354,679	2.10	88,670	579	80.51
9.500 to 9.999	2	193,300	1.15	96,650	627	83.54
10.000 to 10.499	5	424,825	2.52	84,965	535	77.93
10.500 to 10.999	2	298,900	1.77	149,450	512	63.57
11.000 to 11.499	2	186,928	1.11	93,464	540	67.33
Total	96	$16,849,467	100.00%	$175,515	620	77.91%

Net Mortgage Rates of the 2-4 Units Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Net Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
5.000 to 5.499	2	$447,526	2.66%	$223,763	655	83.13%
5.500 to 5.999	5	1,441,254	8.55	288,251	605	86.38
6.000 to 6.499	9	1,852,073	10.99	205,786	647	71.38
6.500 to 6.999	14	2,632,105	15.62	188,007	632	75.63
7.000 to 7.499	22	4,774,665	28.34	217,030	631	80.82
7.500 to 7.999	18	2,754,404	16.35	153,022	621	74.92
8.000 to 8.499	9	985,782	5.85	109,531	583	74.88
8.500 to 8.999	7	909,705	5.40	129,958	606	83.83
9.000 to 9.499	2	222,014	1.32	111,007	615	88.18
9.500 to 9.999	5	557,611	3.31	111,522	526	70.43
10.000 to 10.499	2	135,382	0.80	67,691	495	66.31
10.500 to 10.999	1	136,946	0.81	136,946	558	70.00
Total	96	$16,849,467	100.00%	$175,515	620	77.91%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

3

Computational Materials for

RASC Series 2005-KS9 Trust

Original Loan-to-Value Ratios of the 2-4 Units Loans

				Average	Weighted
		Current	% of Current	Current	Average
Original Loan-to-Value	Number of	Principal	Principal	Principal	Credit
Ratio (%)	Loans	Balance	Balance	Balance	Score
0.01 to 50.00	7	$1,030,810	6.12%	$147,259	646
50.01 to 55.00	1	57,700	0.34	57,700	553
55.01 to 60.00	3	279,382	1.66	93,127	605
60.01 to 65.00	7	1,217,475	7.23	173,925	575
65.01 to 70.00	7	694,869	4.12	99,267	588
70.01 to 75.00	9	1,835,067	10.89	203,896	611
75.01 to 80.00	26	5,112,982	30.35	196,653	628
80.01 to 85.00	17	2,926,887	17.37	172,170	629
85.01 to 90.00	13	2,808,488	16.67	216,038	626
90.01 to 95.00	5	769,808	4.57	153,962	609
95.01 to 100.00	1	116,000	0.69	116,000	617
Total	96	$16,849,467	100.00%	$175,515	620

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

4

Computational Materials for

RASC Series 2005-KS9 Trust

Geographical Distribution of Mortgaged Properties of the 2-4 Units Loans

		Current	% of Current	Avg. Current	Wtd. Avg.	Wtd. Avg.
	Number of	Principal	Principal	Principal	Credit	Original
State	Loans	Balance	Balance	Balance	Score	LTV
AL	2	$141,700	0.84%	$70,850	643	63.89%
CA	1	160,731	0.95	160,731	642	35.00
CO	1	216,000	1.28	216,000	666	79.00
CT	9	1,973,741	11.71	219,305	619	83.85
FL	3	710,480	4.22	236,827	632	81.03
GA	3	310,352	1.84	103,451	602	76.25
IA	1	80,000	0.47	80,000	631	86.00
IL	7	1,386,724	8.23	198,103	624	80.24
IN	2	165,355	0.98	82,677	541	74.84
KY	1	117,600	0.70	117,600	619	80.00
MA	14	3,599,411	21.36	257,101	620	77.31
MD	1	108,779	0.65	108,779	651	37.00
MI	6	614,597	3.65	102,433	637	80.94
MN	7	1,479,369	8.78	211,338	633	78.75
MO	2	120,400	0.71	60,200	562	80.47
NJ	5	1,013,630	6.02	202,726	621	75.06
NY	4	955,400	5.67	238,850	631	68.29
PA	4	431,975	2.56	107,994	615	88.32
RI	4	870,912	5.17	217,728	614	75.46
TN	1	52,000	0.31	52,000	593	80.00
TX	2	205,650	1.22	102,825	570	80.35
VA	3	740,498	4.39	246,833	642	69.79
VT	1	144,500	0.86	144,500	604	85.00
WA	1	180,000	1.07	180,000	624	90.00
WI	11	1,069,663	6.35	97,242	581	84.13
Total	96	$16,849,467	100.00%	$175,515	620	77.91%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

5

Computational Materials for

RASC Series 2005-KS9 Trust

Mortgage Loan Purpose of the 2-4 Units Loans

Average	Weighted	Weighted
Current	% of Current	Current	Average	Average
Loan	Number of	Principal	Principal	Principal	Credit	Original
Purpose	Loans	Balance	Balance	Balance	Score	LTV
Equity Refinance	63	$10,510,362	62.38%	$166,831	610	76.98%
Purchase	26	4,812,565	28.56	185,099	633	82.92
Rate/Term Refinance	7	1,526,540	9.06	218,077	650	68.43
Total	96	$16,849,467	100.00%	$175,515	620	77.91%

Occupancy Type of the 2-4 Units Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Occupancy	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Primary Residence	74	$13,577,556	80.58%	$183,480	618	79.99%
Non Owner-occupied	22	3,271,911	19.42	148,723	628	69.24
Total	96	$16,849,467	100.00%	$175,515	620	77.91%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

6

Computational Materials for

RASC Series 2005-KS9 Trust

Mortgaged Property Types of the 2-4 Units Loans

Average	Weighted	Weighted
Current	% of Current	Current	Average	Average
Property	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
2-4 Units	96	$16,849,467	100.00%	$175,515	620	77.91%
Total	96	$16,849,467	100.00%	$175,515	620	77.91%

Mortgage Loan Documentation Types of the 2-4 Units Loans

					Weighted	Weighted
		Current		Average	Average	Average
	Number of	Principal	% of Principal	Principal	Credit	Original
Documentation Type	Loans	Balance	Balance	Balance	Score	LTV
Full Documentation	55	$8,723,523	51.77%	$158,610	614	78.76%
Reduced Documentation	41	8,125,944	48.23	198,194	626	76.99
Total:	96	$16,849,467	100.00%	$175,515	620	77.91%

Prepayment Penalty Terms of the 2-4 Units Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Prepayment	Number of	Principal	Principal	Principal	Credit	Original
Penalty Term	Loans	Balance	Balance	Balance	Score	LTV
None	50	$9,111,514	54.08%	$182,230	618	77.73%
12	6	1,076,417	6.39	179,403	616	80.57
24	24	4,092,370	24.29	170,515	605	77.11
36	16	2,569,166	15.25	160,573	651	78.70
Total:	96	$16,849,467	100.00%	$175,515	620	77.91%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

7

Computational Materials for

RASC Series 2005-KS9 Trust

Credit Grade of the 2-4 Units Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
	Number of	Principal	Principal	Principal	Credit	Original
Credit Grade	Loans	Balance	Balance	Balance	Score	LTV
A4	56	$10,815,505	64.19%	$193,134	642	80.26%
AM	9	1,398,351	8.30	155,372	583	75.25
AX	14	2,612,252	15.50	186,589	598	73.41
B	8	970,821	5.76	121,353	567	74.19
C	5	646,255	3.84	129,251	577	76.72
CM	4	406,282	2.41	101,571	507	64.04
Total	96	$16,849,467	100.00%	$175,515	620	77.91%

Interest Only Term of the 2-4 Units Loans

% of	Average	Weighted	Weighted
Current	Current	Current	Average	Average
Interest Only	Number of	Principal	Principal	Principal	Credit	Original
Term	Loans	Balance	Balance	Balance	Score	LTV
None	93	$16,232,537	96.34%	$174,543	620	78.24%
24	1	160,731	0.95	160,731	642	35.00
60	2	456,200	2.71	228,100	623	81.01
Total	96	$16,849,467	100.00%	$175,515	620	77.91%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

8

Computational Materials for

RASC Series 2005-KS9 Trust

Note Margin of the 2-4 Units Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
	Number of	Principal	Principal	Principal	Credit	Original
Note Margins (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	22	$3,674,181	21.81%	$167,008	643	74.24%
3.000 to 3.499	1	485,000	2.88	485,000	522	89.00
3.500 to 3.999	2	396,750	2.35	198,375	621	78.09
4.000 to 4.499	5	977,026	5.80	195,405	662	77.00
4.500 to 4.999	6	1,415,931	8.40	235,988	660	87.47
5.000 to 5.499	6	1,149,604	6.82	191,601	638	74.57
5.500 to 5.999	12	2,008,408	11.92	167,367	619	77.32
6.000 to 6.499	9	1,603,167	9.51	178,130	621	79.46
6.500 to 6.999	12	2,557,346	15.18	213,112	605	77.59
7.000 to 7.499	7	925,341	5.49	132,192	580	73.89
7.500 to 7.999	4	646,486	3.84	161,621	610	88.40
8.000 to 8.499	6	524,399	3.11	87,400	573	81.56
8.500 to 8.999	3	435,846	2.59	145,282	526	65.59
9.500 to 9.999	1	49,982	0.30	49,982	490	60.00
Total	96	$16,849,467	100.00%	$175,515	620	77.91%

Maximum Mortgage Rates of the 2-4 Units Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Maximum Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rates (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	22	$3,674,181	21.81%	$167,008	643	74.24%
11.000 to 11.999	2	575,515	3.42	287,757	667	87.57
12.000 to 12.999	11	2,532,173	15.03	230,198	617	75.97
13.000 to 13.999	27	5,270,020	31.28	195,186	619	82.05
14.000 to 14.999	22	3,257,821	19.33	148,083	618	74.98
15.000 to 15.999	5	823,751	4.89	164,750	601	83.22
16.000 to 16.999	6	666,025	3.95	111,004	523	73.48
17.000 to 17.999	1	49,982	0.30	49,982	490	60.00
Total	96	$16,849,467	100.00%	$175,515	620	77.91%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

9

Computational Materials for

RASC Series 2005-KS9 Trust

Minimum Mortgage Rates of the 2-4 Units Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Minimum Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rates (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	22	$3,674,181	21.81%	$167,008	643	74.24%
5.000 to 5.999	14	2,743,225	16.28	195,945	638	78.10
6.000 to 6.999	22	4,274,179	25.37	194,281	611	77.79
7.000 to 7.999	18	3,878,505	23.02	215,473	623	81.62
8.000 to 8.999	16	1,866,055	11.07	116,628	583	77.08
9.000 to 9.999	2	184,312	1.09	92,156	552	74.58
10.000 to 10.999	2	229,011	1.36	114,505	534	83.21
Total	96	$16,849,467	100.00%	$175,515	620	77.91%

Next Interest Rate Adjustment Date of the 2-4 Units Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Next Interest Rate	Number of	Principal	Principal	Principal	Credit	Original
Adjustment Date	Loans	Balance	Balance	Balance	Score	LTV
Fixed	22	$3,674,181	21.81%	$167,008	643	74.24%
February 2006	1	136,946	0.81	136,946	558	70.00
May 2007	3	665,170	3.95	221,723	620	73.03
June 2007	1	399,444	2.37	399,444	594	79.00
July 2007	24	4,400,651	26.12	183,360	634	83.17
August 2007	27	4,511,258	26.77	167,084	596	78.05
September 2007	9	1,735,190	10.30	192,799	622	81.93
July 2008	4	648,577	3.85	162,144	607	64.93
August 2008	1	115,600	0.69	115,600	651	85.00
September 2008	4	562,450	3.34	140,613	596	67.54
Total	96	$16,849,467	100.00%	$175,515	620	77.91%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

10

Computational Materials for

RASC Series 2005-KS9 Trust

Back End Debt to Income Ratio

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Back End	Number of	Principal	Principal	Principal	Credit	Original
Debt to Income Ratio	Loans	Balance	Balance	Balance	Score	LTV
N/A*	4	$718,800	4.27%	$179,700	642	47.76%
Less than 20	4	557,410	3.31	139,352	644	76.73
21 - 25	5	707,229	4.20	141,446	626	88.15
26 - 30	12	1,827,628	10.85	152,302	606	79.14
31 - 35	6	737,081	4.37	122,847	596	82.14
36 - 40	10	1,434,820	8.52	143,482	625	75.49
41 - 45	17	3,231,270	19.18	190,075	623	75.01
46 - 50	26	5,209,881	30.92	200,380	621	81.54
51 - 55	12	2,425,347	14.39	202,112	614	79.38
Total	96	$16,849,467	100.00%	$175,515	620	77.91%

(1) Loans are generally originated under the “Streamline Refi” or “Limited Doc” programs.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

11